UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 6, 2022
TATTOOED CHEF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6305 Alondra Boulevard
Paramount, California 90723
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (562) 602-0822
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 6, 2022, Tattooed Chef, Inc. (the “Company”) received a written notice pursuant to Item 4.02(b) from the Company’s former independent registered public accounting firm, BDO USA, LLP, that the Company’s unaudited interim condensed consolidated financial statements for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and its audited annual consolidated financial statements for the year ended December 31, 2021, and accompanying audit report, each as previously filed with the Securities and Exchange Commission (“SEC”), were materially misstated and should no longer be relied upon and should be restated, because the Company (a) incorrectly recorded expenses related to a multi-vendor mailer program with a large customer as operating expenses rather than as a reduction of revenue; and (b) incorrectly recorded expenses for advertising placement by a marketing services firm on a straight-line basis over the life of the contract rather than when the services were actually rendered. For these reasons, pursuant to Item 4.02(a) the Board, after consultation with the Audit Committee, has also determined that the Company’s unaudited interim condensed consolidated financial statements for the quarters ended March 31, 2022 and June 30, 2022 should no longer be relied upon.
As a result of the foregoing, the Company intends to restate the audited and unaudited consolidated financial statements for the periods identified above. The Company expects to file the amended Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021, June 30, 2021, September 30, 2021, March 31, 2022 and June 30, 2022, and its Annual Report on Form 10-K for the year ended December 31, 2021 to include the restated consolidated financial statements with the SEC on or before the filing of the Company’s Report on Form 10-Q for the quarterly period ended September 30, 2022. (All adjustments described below are approximates).
The estimated impact of these restatements on the Company’s unaudited interim condensed consolidated financial statements for the three months ended March 31, 2021 is expected to be a $2 million decrease in revenue, a $2 million decrease in gross profit, a $3 million decrease in operating expenses, and a $1 million decrease in net loss.
The estimated impact of these restatements on the Company’s unaudited interim condensed consolidated financial statements for the three months ended June 30, 2021 is expected to be a $3 million decrease in revenue, a $3 million decrease in gross profit, a $1 million increase in operating expenses, and a $4 million increase in net loss. The estimated impact of these restatements for the six months ended June 30, 2021 is expected to be a $5 million decrease in revenue, a $5 million decrease in gross profit, a $2 million decrease in operating expenses, and a $3 million increase in net loss.
The estimated impact of these restatements on the Company’s unaudited interim condensed consolidated financial statements for the three months ended September 30, 2021 is expected to be a $0.6 million decrease in operating expenses and a $0.5 million decrease in net loss. The estimated impact of these restatements for the nine months ended September 30, 2021 is expected to be a $5 million decrease in revenue, a $5 million decrease in gross profit, a $3 million decrease in operating expenses, and a $2 million increase in net loss.
The estimated impact of the restatements on the Company’s annual consolidated financial statements for the twelve months ended December 31, 2021 is expected to be a $5 million decrease in revenue, a $5 million decrease in gross profit, a $4 million decrease in operating expenses, and a $1 million increase in net loss.
The estimated impact of these restatements on the Company’s unaudited interim condensed consolidated financial statements for the three months ended March 31, 2022 is expected to be a $4 million decrease in revenue, a $4 million decrease in gross profit, a $1 million decrease in operating expenses, and a $3 million increase in net loss.
The estimated impact of these restatements on the Company’s unaudited interim condensed consolidated financial statements for the three months ended June 30, 2022 is expected to be less than a $1 million decrease in revenue, decrease in gross profit, increase in operating expenses and increase in net loss. The estimated impact of these restatements for the six months ended June 30, 2022 is expected to be a $5 million decrease in revenue, a $5 million decrease in gross profit, a $1 million decrease in operating expenses, and a $4 million increase in net loss.
At this time, the Company has not fully completed its review and the expected financial impact of the restatements described above is preliminary and subject to change. The Company cannot predict whether additional periods beyond those referenced above will be affected and the final outcome or timing of the Company’s filing of restated financial statements for the affected annual and quarterly periods.

The Audit Committee and Company management have discussed the matters disclosed in this Current Report on Form 8-K with BDO USA, LLP, the Company’s former independent registered public accounting firm, and with Deloitte and Touche, LLP, the Company’s current independent registered public accounting firm. The Company is assessing the impact of these misstatements to the Company’s internal controls over financial reporting.
BDO USA, LLP has furnished a letter to the Securities and Exchange Commission pursuant to Item 4.02(c), which is attached as Exhibit 7.1 to this Current Report on Form 8-K, stating that BDO USA, LLP agrees with the disclosures made in this Current Report on Form 8-K in as far as they pertain to BDO USA, LLP.
On October 12, 2022, the Company issued a press release concerning the Company’s determination to restate the financial statements referred to above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release attached as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
7.1	Letter dated October 12, 2022 from BDO USA, LLP to the Securities and Exchange Commission
99.1	Press Release dated October 12, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

	By:	/s/ Salvatore Galletti
	Name:	Salvatore Galletti
	Title:	Chief Executive Officer

Date: October 12, 2022
3